Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events:

Subsequent events have been considered through March 20, 2013, and reconsidered through August 14, 2013, the date the Consolidated Financial Statements were issued and reissued, respectively.

Strativa Restructuring
In January 2013, we initiated a restructuring of Strativa, our branded pharmaceuticals division, in anticipation of entering into a settlement agreement and corporate integrity agreement that terminated the U.S Department of Justice’s ongoing investigation of Strativa’s marketing of Megace® ES.  We reduced our Strativa workforce by approximately 70 people, with the majority of the reductions in the sales force.  The remaining Strativa sales force has been reorganized into a single sales team of approximately 60 professionals who will focus their marketing efforts principally on Nascobal® Nasal Spray.  In connection with these actions, we incurred expenses for severance and other employee-related costs as well as the termination of certain contracts.
On March 5, 2013, we entered into a settlement agreement with the U.S. Department of Justice that terminates the Department’s ongoing investigation into Strativa’s marketing of Megace® ES.  The settlement agreement provides for a payment by the Company of a sum total of $45 million (plus interest and fees) and includes a plea agreement with the New Jersey Criminal Division of the Department of Justice in which the Company admitted to a single count of misdemeanor misbranding, a civil settlement with the United States Department of Justice, a state settlement encompassing forty nine states (one state declined to participate due to the small amount of its potential recovery), and a release from each of these entities in favor of the Company relating to the practices at issue in the investigation.

Additionally, the Company entered into a Corporate Integrity Agreement (“CIA”) with the Office of the Inspector General of the United States Department of Health and Human Services (“OIG”).  In exchange for agreeing to enter into the CIA, we received assurance that the OIG will not exercise its ability to permissively exclude the Company from doing business with the Federal government.  The CIA includes such requirements as enhanced training time, enhanced monitoring of certain functions, and annual reports to the OIG through an independent review organization.  Activities that are traditionally covered by a CIA that are currently dormant at the Company will not trigger additional obligations or cost unless and until we decide to engage in those activities.  Although our compliance activities will increase under the CIA, we believe the terms to be reasonable and not unduly burdensome.

Refinancing of the Term Loan Facility
On February 6, 2013, the Company, Par Pharmaceutical, Inc., as co-borrower, Sky Growth Intermediate Holdings II Corporation (“Intermediate Holdings”), the subsidiary guarantor party thereto, Bank of America, as administrative agent, and the lenders and other parties thereto modified the Term Loan Facility (as amended, the “New Term Loan Facility”) by entering into Amendment No. 1 (“Amendment No. 1”) to the Credit Agreement.
Amendment No. 1 replaces the existing term loans with a new class of term loans in an aggregate principal amount of $1,066.0 million (the “New Term Loans”). Borrowings under the New Term Loan Facility bear interest at a rate per annum equal to an applicable margin plus, at the Company’s option, either LIBOR (which is subject to a 1.00% floor) or the base rate. The applicable margin for borrowings under the New Term Loans is 3.25% for LIBOR borrowings and 2.25% for base rate borrowings. Amendment No. 1 provides for a soft call option applicable to the New Term Loans. The soft call option provides for a premium equal to 1.00% of the amount of the outstanding principal if, on or prior to August 6, 2013, the Company enters into certain repricing transactions. The other terms applicable to the New Term Loans will have substantially the same terms as the existing term loans.
In connection with the transactions described herein, the Company paid a 1.00% soft call premium in an aggregate amount of approximately $10.5 million on the existing term loans in February 2013.
Repricing of the Revolving Facility
The Company and Par Pharmaceutical, Inc., as co-borrower, Intermediate Holdings, the subsidiary guarantor party thereto, Bank of America, as administrative agent, and the lenders and other parties thereto modified the Revolving Credit Facility by entering into Amendment No. 2 (“Amendment No. 2”), dated February 22, 2013, and Amendment No. 3 (“Amendment No. 3” and, together with Amendment No. 2, the “Revolver Amendments”), dated February 28, 2013, to the Credit Agreement.
The Revolver Amendments extend the scheduled maturity of the revolving credit commitments of certain existing lenders (the “Extending Lenders”) who have elected to do so, such extension to be effected by converting such amount of the existing revolving credit commitments of the Extending Lenders into a new tranche of revolving credit commitments (the “Extended Revolving Facility”). The Revolver Amendments also set forth the interest rate payable on borrowings outstanding under the Extended Revolving Facility, as described below. The aggregate commitments under the Extended Revolving Facility are $127.5 million and the aggregate commitments under the non-extended portion of the Revolving Facility are $22.5 million.
Borrowings under the Extended Revolving Facility bear interest at a rate per annum equal to an applicable margin plus, at the Company’s option, either LIBOR or the base rate. The initial applicable margin for borrowings under the Extended Revolving Facility is 3.25% for LIBOR borrowings and 2.25% for base rate borrowings. The applicable margin for borrowings under the Extended Revolving Facility is subject to a single 0.25% step-down, based on achievement of a senior secured net leverage level by the Company at the end of each fiscal quarter. The Extended Revolving Facility will mature on December 28, 2017. Borrowings and repayments of loans under the Extended Revolving Facility and the non-extended portion of the Revolving Facility may be made on a non-pro rata basis with one another, and the commitments under the non-extended portion of the Revolving Facility may be terminated prior to the commitments under the Extended Revolving Credit Facility. The other terms applicable to the Extended Revolving Credit Facility are substantially identical to those of the Revolving Credit Facility.